UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

     Washington, D.C. 20549

     FORM 8-K

     CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the
     Securities Exchange Act of 1934

June 17, 2009 Date of report (Date of earliest event reported)
Universal Insurance Holdings, Inc. (Exact name of registrant as specified in its charter)
Delaware	000-20848	65-0231984
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (954) 958-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01          Other Events.

On June 17, 2009, Universal Insurance Holdings, Inc. (the “Company”) announced that its board of directors approved a dividend on the Company’s Common Stock.  The Company also announced that it is set to join the Russell 3000® Index when Russell Investments reconstitutes its comprehensive set of U.S. and global equity indexes on June 26, 2009, according to a preliminary list of additions posted June 12, 2009, on www.russell.com. The announcement, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.

ITEM 9.01          Financial Statements and Exhibits

(c) Exhibits:

99.1     Press Release, dated June 17, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 17, 2009	Universal Insurance Holdings, Inc.
/s/ James M. Lynch
James M. Lynch Chief Financial Officer